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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                        FORM 8-K FILING FOR NOVEMBER 1996

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------


Date of Report:  November 26, 1996


                        NELLIE MAE EDUCATION FUNDING,LLC
             (Exact name of registrant as specified in its charter)
               (Depositor of the Nellie Mae Education Loan Trust)


                                     333-4418
                                   -----------
                                   (Commission
                                   File Number)


    Delaware                                            04-3318763
 ---------------                                     ------------------
 (State or other                                     (IRS Employer
 jurisdiction of                                     Identification No.)
 incorporation)


                       50 Braintree Hill Park - Suite 300
                         Braintree, Massachusetts 02184
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (617) 849-1325


                                       N/A
                -------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.
------   ------------

     On November 15, 1996, the Nellie Mae Education Loan Trust (the "Trust) made its regular, monthly distribution of funds to holders of the Trust's 1996 Libor Rate Asset-Backed Class A-1 and Class A-2 Notes (the "1996 Notes") and its 1996 Libor Rate Asset-Backed Certificates (the "1996 Certificates"). The November 1996 Monthly Statement which was distributed to State Street Bank and Trust as indenture trustee for distribution to Noteholders and to Fleet National Bank as owner trustee for distribution to Certificateholders is filed herewith as an Exhibit to this Form 8-K.

     In reliance upon certain no-action letters, including but not limited to letters to (i) the SMS Student Loan Trust 1994-A available to the public on March 1, 1995; (ii) Banc One Student Loan Trust available to the public on March 1, 1995; (iii) Chase Manhattan Bank Guaranteed Export Trust 1994-A available to the public on June, 1 1994, the Registrant is hereby filing the November 1996 Monthly Statement reflecting the Trust's activities for the period ending November 15, 1996, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio. On November 25, 1996, the Registrant requested that the Chief Counsel, Division of Corporation Finance of the Securities and Exchange Commission issue a no-action letter relating to the Nellie Mae Education Loan Trust. This request by the Registrant on November 25, 1996 superseded and replaced the Registrant's initial request dated August 9, 1996.

     In addition, during the Interest Period ending on November 14, 1996 the Nellie Mae Education Loan Trust purchased additional student loans from amounts on deposit in the 1996-A Pre-Funding Subaccount. On October 23, 1996, Nellie Mae Education Loan Trust purchased additional student loans for a purchase price of $3,052,227.98, on November 4, 1996 Nellie Mae Education Loan Trust purchased additional student loans for a purchase price of $1,387,388.79, and on November 12, 1996 Nellie Mae Education Loan Trust purchased additional student loans for a purchase price of $2,068,292.16. In connection with these three subsequent purchases of student loans, the following documents were executed and delivered by the respective parties thereto:

     1. Sixth Supplemental Purchase Agreement dated as of October 23, 1996 between Nellie Mae, Inc. and Nellie Mae Education Funding, LLC.

     2. Sixth Supplemental Sales Agreement dated as of October 23, 1996 between Nellie Mae Education Funding, LLC and Nellie Mae Education Loan Trust.

     3. Seventh Supplemental Purchase Agreement dated as of November 4, 1996 between Nellie Mae, Inc. and Nellie Mae Education Funding, LLC.

     4. Seventh Supplemental Sales Agreement dated as of November 4, 1996 between Nellie Mae Education Funding, LLC and Nellie Mae Education Loan Trust.


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     5.   Eighth Supplemental Purchase Agreement dated as of November 12, 1996 between Nellie Mae, Inc. and Nellie Mae Education Funding, LLC.

     6. Eighth Supplemental Sales Agreement dated as of November 12, 1996 between Nellie Mae Education Funding, LLC and Nellie Mae Education Loan Trust.


     The interest rates for the Interest Period commencing November 15, 1996 are as follows:

                  1996 Securities                      Interest Rate
                  ---------------                      -------------
                  Class A-1 Notes                         5.545%
                  Class A-2 Notes                         5.635%
                  Certificates                            6.000%

     In addition, as of November 15, 1996, the amount remaining in the 1996-A Subaccount of the Pre-Funding Account was $15,492,421.94. During the Interest Period ending November 14, 1996, the amount of investment earnings on the balance in the Pre-Funding Account was $103,920.26.

     The balance in the Debt Service Reserve Fund on November 15, 1996 was $2,465,500.00, after giving effect to changes therein on such date.

     During the Interest Period ending November 14, 1996, there were no realized losses and no interest was deferred with respect to the 1996 Notes or the 1996 Certificates.

     During the Interest Period ending November 14, 1996, the amount of the Servicing Fee billed to and set aside for payment to the Servicer was $39,324.20 and the amount of the Administration Fee paid to the Administrator was $36,114.08.


ITEM 7.   EXHIBITS.
------    ---------

99.19     Sixth Supplemental Purchase Agreement dated as of October 23, 1996.

99.20     Sixth Supplemental Sales Agreement dated as of October 23, 1996.

99.21     Seventh Supplemental Purchase Agreement dated as of November 4, 1996.

99.22     Seventh Supplemental Sales Agreement dated as of November 4, 1996.

99.23     Eighth Supplemental Purchase Agreement dated as of November 12, 1996.


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99.24     Eighth Supplemental Sales Agreement dated as of November 12, 1996.

99.25     November 1996 Monthly Statement to Noteholders and Certificateholders.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 26, 1996



                                       NELLIE MAE EDUCATION FUNDING, LLC



                                       /s/ John F. Remondi
                                       ----------------------------------
                                       John F. Remondi
                                       Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
-------

(4.1)* Master Trust Indenture dated as of June 1, 1996 between Nellie Mae Education Loan Trust and State Street Bank and Trust Company, as Indenture Trustee.

(4.2)*         First Terms Supplement to the Master Trust Indenture.

(4.3)* Trust Agreement dated as of June 1, 1996 between Nellie Mae Education Funding, LLC and Fleet National Bank as Owner Trustee.

(4.4)*         First Trust Supplement to the Trust Agreement.

(99.1)* Master Terms Purchase Agreement dated as of June 1, 1996 between Nellie Mae, Inc. and Nellie Mae Funding, LLC.

(99.2)*        First Supplemental Purchase Agreement dated as of July 12, 1996.

(99.3)* Master Terms Sales Agreement dated as of June 1, 1996 between Nellie Mae Education Funding, LLC and Nellie Mae Education Loan Trust.

(99.4)*        First Supplemental Sales Agreement dated as of July 12, 1996.

(99.5)* Administration Agreement dated as of June 1, 1996 among Nellie Mae, Inc., State Street Bank and Trust Company, Fleet National Bank and Nellie Mae Education Loan Trust.

(99.6)*        Second Supplemental Purchase Agreement dated as of July 12, 1996.


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(99.7)*        Second Supplemental Sales Agreement dated as of July 12, 1996.

(99.8)*        Third Supplemental Purchase Agreement dated as of July 15, 1996.

(99.9)*        Third Supplemental Sales Agreement dated as of July 15, 1996.

(99.10)*       August 1996 Monthly Statement to Noteholders and
               Certificateholders

(99.11)* Amendment No. 1 to the Third Supplemental Purchase Agreement dated as of August 30, 1996.

(99.12)* Amendment No. 1 to the Third Supplemental Sales Agreement dated as of August 30, 1996.

(99.13)*       September 1996 Monthly Statement to Noteholders and
               Certificateholders

(99.14)*       Fourth Supplemental Purchase Agreement dated as of September 25,
               1996.

(99.15)*       Fourth Supplemental Sales Agreement dated as of September 25,
               1996.

(99.16)*       Fifth Supplemental Purchase Agreement dated as of October 7,
               1996.

(99.17)*       Fifth Supplemental Sales Agreement dated as of October 7, 1996.

(99.18)*       October 1996 Monthly Statement to Noteholders and
               Certificateholders.

(99.19)+       Sixth Supplemental Purchase Agreement dated as of October 23,
               1996.

(99.20)+       Sixth Supplemental Sales Agreement dated as of October 23, 1996.

(99.21)+       Seventh Supplemental Purchase Agreement dated as of November 4,
               1996.


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(99.22)+       Seventh Supplemental Sales Agreement dated as of November 4,
               1996.

(99.23)+       Eighth Supplemental Purchase Agreement dated as of November 12,
               1996.

(99.24)+       Eighth Supplemental Sales Agreement dated as of November 12,
               1996.

(99.25)+       November 1996 Monthly Statement to Noteholders and
               Certificateholders.


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* Previously filed.
+ Filed herewith.


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